UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 22, 2021

(Date of earliest event reported)

Verizon Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The NASDAQ Global Select Market
1.625% Notes due 2024	VZ24B	New York Stock Exchange
4.073% Notes due 2024	VZ24C	New York Stock Exchange
0.875% Notes due 2025	VZ25	New York Stock Exchange
3.250% Notes due 2026	VZ26	New York Stock Exchange
1.375% Notes due 2026	VZ26B	New York Stock Exchange
0.875% Notes due 2027	VZ27E	New York Stock Exchange
1.375% Notes due 2028	VZ28	New York Stock Exchange
1.125% Notes due 2028	VZ28A	New York Stock Exchange
1.875% Notes due 2029	VZ29B	New York Stock Exchange
1.250% Notes due 2030	VZ30	New York Stock Exchange
1.875% Notes due 2030	VZ30A	New York Stock Exchange
2.625% Notes due 2031	VZ31	New York Stock Exchange
2.500% Notes due 2031	VZ31A	New York Stock Exchange
0.875% Notes due 2032	VZ32	New York Stock Exchange
1.300% Notes due 2033	VZ33B	New York Stock Exchange
4.750% Notes due 2034	VZ34	New York Stock Exchange
3.125% Notes due 2035	VZ35	New York Stock Exchange
3.375% Notes due 2036	VZ36A	New York Stock Exchange
2.875% Notes due 2038	VZ38B	New York Stock Exchange
1.875% Notes due 2038	VZ38C	New York Stock Exchange
1.500% Notes due 2039	VZ39C	New York Stock Exchange
3.500% Fixed Rate Notes due 2039	VZ39D	New York Stock Exchange
1.850% Notes due 2040	VZ40	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

U.S. Dollar Offering

On March 22, 2021, Verizon Communications Inc. (“Verizon”) closed the sale of $750,000,000 aggregate principal amount of its Floating Rate Notes due 2024, $750,000,000 aggregate principal amount of its Floating Rate Notes due 2026, $1,750,000,000 aggregate principal amount of its 0.750% Notes due 2024, $2,750,000,000 aggregate principal amount of its 1.450% Notes due 2026, $3,000,000,000 aggregate principal amount of its 2.100% Notes due 2028, $4,250,000,000 aggregate principal amount of its 2.550% Notes due 2031, $3,750,000,000 aggregate principal amount of its 3.400% Notes due 2041, $4,500,000,000 aggregate principal amount of its 3.550% Notes due 2051 and $3,500,000,000 aggregate principal amount of its 3.700% Notes due 2061, pursuant to a purchase agreement with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, on behalf of themselves and as representatives of the several Purchasers named therein. The notes were sold pursuant to an effective shelf registration statement on Form S-3 (Reg. No. 333-233608), which became effective upon filing with the Securities and Exchange Commission on September 4, 2019 (the “Registration Statement”).

Canadian Dollar Offering

On March 22, 2021, Verizon closed the sale of C$1,000,000,000 aggregate principal amount of its 2.375% Notes due 2028 and C$500,000,000 aggregate principal amount of its 4.050% Notes due 2051, pursuant to a purchase agreement with Merrill Lynch Canada, Inc., RBC Dominion Securities Inc., TD Securities Inc., Deutsche Bank Securities Inc. and Scotia Capital Inc. The notes were sold pursuant to the Registration Statement.

This Current Report on Form 8-K is being filed for the purpose of filing the forms of notes for Verizon’s Floating Rate Notes due 2024, Floating Rate Notes due 2026, 2.375% Notes due 2028 and 4.050% Notes due 2051 as Exhibits to the Registration Statement, and such Exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description

4.1	Form of Global Note representing Verizon’s Floating Rate Notes due 2024.

4.2	Form of Global Note representing Verizon’s Floating Rate Notes due 2026.

4.3	Form of Global Note representing Verizon’s 2.375% Notes due 2028.

4.4	Form of Global Note representing Verizon’s 4.050% Notes due 2051.

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

Date: March 22, 2021	By:	/s/ William L. Horton, Jr.
	Name:	William L. Horton, Jr.
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary